Portfolio of Investments

September 30, 2023 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.6%

CANADA — 7.3%
Shopify, Inc., Class A *	56,976	$3,109,180

ISRAEL — 0.4%
Oddity Tech Ltd., Class A *	5,893	167,067

UNITED STATES — 90.9%
10X Genomics, Inc., Class A *	8,402	346,582
Affirm Holdings, Inc. *	19,592	416,722
Alnylam Pharmaceuticals, Inc. *	6,015	1,065,256
Amazon.com, Inc. *	23,884	3,036,134
Chegg, Inc. *	21,521	191,967
Chewy, Inc., Class A *	23,461	428,398
Cloudflare, Inc., Class A *	19,337	1,219,004
CoStar Group, Inc. *	20,042	1,541,029
Coursera, Inc. *	37,951	709,304
Datadog, Inc., Class A *	9,552	870,092
Denali Therapeutics, Inc. *	21,935	452,519
DoorDash, Inc., Class A *	18,203	1,446,592
Doximity, Inc., Class A *	14,387	305,292
Duolingo, Inc. *	8,301	1,376,887
Ginkgo Bioworks Holdings, Inc. *	115,638	209,305
HashiCorp, Inc., Class A *	17,385	396,900
Lemonade, Inc. *	12,129	140,939
Meta Platforms, Inc., Class A *	3,117	935,755
Moderna, Inc. *	17,049	1,760,991
Netflix, Inc. *	4,087	1,543,251
Novocure Ltd. *	4,717	76,180
NVIDIA Corp.	7,501	3,262,860
Penumbra, Inc. *	1,994	482,369
Pinterest, Inc., Class A *	24,522	662,830
Recursion Pharmaceuticals, Inc., Class A *	23,550	180,157
Redfin Corp. *	25,291	178,049
Rivian Automotive, Inc., Class A *	9,808	238,138
ROBLOX Corp., Class A *	22,261	644,679
Roku, Inc. *	9,626	679,499
Samsara, Inc., Class A *	12,928	325,915
Sana Biotechnology, Inc. *	14,716	56,951
Snap, Inc., Class A *	32,114	286,136
Snowflake, Inc., Class A *	5,327	813,806
Sprout Social, Inc., Class A *	9,854	491,518
Sweetgreen, Inc., Class A *	36,810	432,517
Tesla, Inc. *	11,001	2,752,670
Trade Desk, Inc. (The), Class A *	50,133	3,917,894
Twilio, Inc., Class A *	11,740	687,142
Watsco, Inc.	3,797	1,434,203
Wayfair, Inc., Class A *	13,592	823,267
Workday, Inc., Class A *	6,082	1,306,718
Zoom Video Communications, Inc., Class A *	6,187	432,719
		38,559,136
TOTAL INVESTMENTS — 98.6%
(cost $46,307,441)		$41,835,383
Other assets less liabilities — 1.4%		611,214
NET ASSETS — 100.0%		$42,446,597

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2023.

Portfolio of Investments

September 30, 2023 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$41,835,383	$—	$—	$41,835,383
Total	$41,835,383	$—	$—	$41,835,383

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2023.